                                                                      Exhibit 99

BOAA 05-2 - Price/Yield - 1CB1

Balance   $17,960,000.00   Delay           24          WAC(1)   6.06465    WAM(1)    359
Coupon    5.5              Dated           2/1/2005    NET(1)   5.804147   WALA(1)     1
Settle    2/28/2005        First Payment   3/25/2005

                              1               2               3               4               5
Price                       Yield           Yield           Yield           Yield           Yield
-----                   -------------   -------------   -------------   -------------   -------------
           101-18.500           5.403           5.361           5.329           5.305           5.235
           101-19.500           5.401           5.358           5.325           5.301           5.230
           101-20.500           5.398           5.355           5.322           5.296           5.225
           101-21.500           5.396           5.352           5.318           5.292           5.220
           101-22.500           5.393           5.348           5.314           5.288           5.214
           101-23.500           5.390           5.345           5.310           5.284           5.209
           101-24.500           5.388           5.342           5.306           5.280           5.204
           101-25.500           5.385           5.339           5.303           5.276           5.199
           101-26.500           5.383           5.335           5.299           5.271           5.193
           101-27.500           5.380           5.332           5.295           5.267           5.188
           101-28.500           5.378           5.329           5.291           5.263           5.183
           101-29.500           5.375           5.326           5.288           5.259           5.177
           101-30.500           5.372           5.322           5.284           5.255           5.172

Spread @ Center Price             129             124             121             118             110
                  WAL        21.01263        14.52914        11.54068         9.95688         7.26250
             Mod Durn           11.90            9.42            8.12            7.35            5.80
     Principal Window   Mar10 - Feb35   Mar10 - Feb35   Mar10 - Feb35   Mar10 - Feb35   Mar10 - Feb35

             CMT_10YR             4.1             4.1             4.1             4.1             4.1
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-2 - Price/Yield - 1CB2

Balance   $130,230,000.00   Delay           24          WAC(1)   6.06465    WAM(1)    359
Coupon    5.5               Dated           2/1/2005    NET(1)   5.804147   WALA(1)     1
Settle    2/28/2005         First Payment   3/25/2005

                              1               2               3               4               5
Price                       Yield           Yield           Yield           Yield           Yield
-----                   -------------   -------------   -------------   -------------   -------------
           101-20.000           5.373           5.134           4.826           4.530           4.245
           101-21.000           5.370           5.127           4.814           4.514           4.225
           101-22.000           5.367           5.120           4.803           4.498           4.204
           101-23.000           5.364           5.114           4.791           4.482           4.183
           101-24.000           5.361           5.107           4.779           4.465           4.163
           101-25.000           5.358           5.100           4.768           4.449           4.142
           101-26.000           5.355           5.094           4.756           4.433           4.121
           101-27.000           5.352           5.087           4.745           4.417           4.101
           101-28.000           5.349           5.080           4.733           4.401           4.080
           101-29.000           5.346           5.073           4.722           4.385           4.060
           101-30.000           5.343           5.067           4.710           4.369           4.039
           101-31.000           5.340           5.060           4.699           4.352           4.019
           102-00.000           5.337           5.053           4.687           4.336           3.998

Spread @ Center Price             104             125             119             101              84
                  WAL        17.07259         5.73477         3.00000         2.06483         1.58852
             Mod Durn           10.26            4.56            2.65            1.89            1.48
     Principal Window   Mar05 - Jun32   Mar05 - Jul20   Mar05 - Jun12   Mar05 - Oct09   Mar05 - Aug08

             CMT_10YR             4.1             4.1             4.1             4.1             4.1
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

      Yield Curve Mat    6MO     2YR     3YR     5YR     10YR    30YR
                  Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-2 - Price/Yield - 1CB3

Balance   $19,364,000.00   Delay           24          WAC(1)   6.06465    WAM(1)    359
Coupon    5.5              Dated           2/1/2005    NET(1)   5.804147   WALA(1)     1
Settle    2/28/2005        First Payment   3/25/2005

                              1               2               3               4               5
Price                       Yield           Yield           Yield           Yield           Yield
-----                   -------------   -------------   -------------   -------------   -------------
           101-13.500           5.372           5.360           5.279           5.157           5.041
           101-14.500           5.369           5.356           5.274           5.150           5.031
           101-15.500           5.366           5.353           5.269           5.143           5.022
           101-16.500           5.362           5.349           5.264           5.135           5.013
           101-17.500           5.359           5.346           5.259           5.128           5.004
           101-18.500           5.355           5.342           5.254           5.121           4.995
           101-19.500           5.352           5.338           5.249           5.114           4.986
           101-20.500           5.349           5.335           5.244           5.107           4.976
           101-21.500           5.345           5.331           5.239           5.100           4.967
           101-22.500           5.342           5.328           5.234           5.093           4.958
           101-23.500           5.339           5.324           5.229           5.086           4.949
           101-24.500           5.335           5.321           5.224           5.078           4.940
           101-25.500           5.332           5.317           5.219           5.071           4.931

Spread @ Center Price             110             112             125             133             133
                  WAL        14.23520        12.64902         7.82631         5.05324         3.79126
             Mod Durn            9.16            8.59            6.14            4.30            3.34
     Principal Window   Mar05 - Aug28   Mar05 - Dec22   Mar05 - Sep15   Mar05 - May11   Mar05 - Aug09

             CMT_10YR             4.1             4.1             4.1             4.1             4.1
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

      Yield Curve Mat    6MO     2YR     3YR     5YR     10YR    30YR
                  Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-2 - Price/Yield - 2CB1

Balance   $25,309,000.00   Delay           24          WAC(2)   6.59387    WAM(2)    359
Coupon    6                Dated           2/1/2005    NET(2)   6.333368   WALA(2)     1
Settle    2/28/2005        First Payment   3/25/2005

                              1               2               3               4               5
Price                       Yield           Yield           Yield           Yield           Yield
-----                   -------------   -------------   -------------   -------------   -------------
           102-15.000           5.813           5.616           5.382           5.123           4.840
           102-16.000           5.811           5.611           5.375           5.113           4.827
           102-17.000           5.808           5.606           5.367           5.102           4.814
           102-18.000           5.805           5.601           5.360           5.092           4.801
           102-19.000           5.802           5.596           5.353           5.082           4.788
           102-20.000           5.799           5.591           5.345           5.072           4.774
           102-21.000           5.796           5.587           5.338           5.062           4.761
           102-22.000           5.794           5.582           5.330           5.052           4.748
           102-23.000           5.791           5.577           5.323           5.041           4.735
           102-24.000           5.788           5.572           5.316           5.031           4.721
           102-25.000           5.785           5.567           5.308           5.021           4.708
           102-26.000           5.782           5.562           5.301           5.011           4.695
           102-27.000           5.780           5.557           5.293           5.001           4.682

Spread @ Center Price             142             150             153             144             126
                  WAL        19.60135         9.08378         5.27196         3.54311         2.59958
             Mod Durn           10.76            6.17            4.09            2.98            2.29
     Principal Window   Mar05 - Feb35   Mar05 - Feb35   Mar05 - Feb35   Mar05 - Feb35   Mar05 - Feb35

             CMT_10YR             4.1             4.1             4.1             4.1             4.1
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

      Yield Curve Mat    6MO     2YR     3YR     5YR     10YR    30YR
                  Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-2 - Price/Yield - 4A1

Balance   $28,143,000.00   Delay           24          WAC(4)   5.80525   WAM(4)    179
Coupon    5.5              Dated           2/1/2005    NET(4)   5.54475   WALA(4)     1
Settle    2/28/2005        First Payment   3/25/2005

                              1               2               3               4               5
Price                       Yield           Yield           Yield           Yield           Yield
-----                   -------------   -------------   -------------   -------------   -------------
           102-20.500           5.105           4.925           4.711           4.466           4.193
           102-21.500           5.100           4.918           4.702           4.455           4.179
           102-22.500           5.096           4.912           4.693           4.444           4.165
           102-23.500           5.091           4.905           4.685           4.432           4.151
           102-24.500           5.086           4.899           4.676           4.421           4.138
           102-25.500           5.082           4.892           4.667           4.410           4.124
           102-26.500           5.077           4.886           4.659           4.399           4.110
           102-27.500           5.072           4.879           4.650           4.388           4.096
           102-28.500           5.067           4.873           4.641           4.377           4.082
           102-29.500           5.063           4.866           4.633           4.365           4.068
           102-30.500           5.058           4.860           4.624           4.354           4.054
           102-31.500           5.053           4.853           4.615           4.343           4.040
           103-00.500           5.049           4.847           4.607           4.332           4.026

Spread @ Center Price             103             104              97              82              63
                  WAL         8.56387         5.81134         4.14492         3.09529         2.40330
             Mod Durn            6.45            4.64            3.49            2.71            2.17
     Principal Window   Mar05 - Feb20   Mar05 - Feb20   Mar05 - Feb20   Mar05 - Feb20   Mar05 - Feb20

             CMT_10YR             4.1             4.1             4.1             4.1             4.1
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

      Yield Curve Mat    6MO     2YR     3YR     5YR     10YR    30YR
                  Yld   2.838   3.408   3.564   3.784   4.158   4.522

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.